Exhibit 10.2 - Claims Purchase Agreement

JUDY 1 and McDANE MOUNTAIN
CLAIMS PURCHASE AGREEMENT

THIS AGREEMENT made effective as of the 22nd day of July, 2010.

BETWEEN:
S.G. DIAKOW, Businessman,
--------------------

(the "Vendor")
OF THE FIRST PART
AND:

DANE EXPLORATION INC., a Nevada Corporation,
having an office at 3577 - 349 West Georgia Street, Vancouver,
British Columbia, Canada, V6B 3Y4

(the "Purchaser")
OF THE SECOND PART
WHEREAS:

A.      The Vendor is the legal and beneficial owner of the Property, as hereinafter defined.

B.      The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendor all of the beneficial interest of the Vendor in and to the Property, as hereinafter defined, upon and subject to the terms and conditions herein set forth, it being the intention of the parties hereto that the purchase price for the beneficial ownership of the Property will be the fair market value thereof.

IN CONSIDERATION of the premises, mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1     In this Agreement, the following words or expressions shall have the following meanings, namely:

(a)      “Appraised Value” has the meaning ascribed thereto by paragraph 3;

(b)      “Effective Date” means the 22nd day of July, 2010;

(c)          “Property” means British Columbia Mineral Tenure 735182 (the “Judy 1 Claim”) and British Columbia Mineral Tenure 821402 (the “McDane Mountain Claim”), both located 2 kilometres (1.5 miles) northeast of Cassiar, British Columbia, Canada, comprising an area of 627.96 hectares (1551.68 acres) on McDane Mountain, British Columbia, Canada (collectively hereinafter the “Property”).

(d)      “Purchase Price” has the meaning ascribed thereto by paragraph 3;

2.       PURCHASE AND SALE

2.1     The Vendor hereby transfers, sells, assigns and sets over to the Purchaser and the Purchaser hereby purchases, as of the Effective Date the beneficial ownership in the Property on the terms and conditions hereinafter set forth.

2.3     The Vendor shall, as soon as is practical, do all things to effect a legal transfer of the Property to the Purchaser.

2.4     From the Effective Date to the date the legal transfer is effected, the Vendor shall hold the legal title to the Property in trust, as bare trustee, for and on behalf of the Purchaser, in accordance with the following terms and conditions:

(a)     The Vendor does and shall stand seized of the Property in trust for the Purchaser, the Purchaser’s successors and assigns, until legal title to the Property is effected, and shall transfer, lease, encumber or dispose of the Property only in such manner as the Purchaser, the Purchaser’s successors and assigns lawfully direct.

(b)     All dividends, profits, and advantages accruing to or arising out of the Property shall be held by the Vendor for the exclusive use, benefit and advantage of the Purchaser and the Vendor shall, upon written demand from the Purchaser, account to the Purchaser for all such profits and advantages and pay over the same to the Purchaser.

(c)     The Purchaser shall pay any and all costs and expenses incurred with respect to the Property of every nature and kind.

(d)     The Purchaser will indemnify and save harmless the Vendor from any and all claims, demands, payments of money, causes of actions, suits, judgments, howsoever arising out of or in connection with the Property.

(e)     The Vendor does hereby acknowledge and declare further and that the Vendor will not permit the Property to become in any way charged, encumbered or affected by any act or omission of the Vendor.

3.       PURCHASE PRICE

          The purchase price (the “Purchase Price” or “Appraised Value”) for the ownership of the Property transferred and assigned pursuant to this Agreement shall be the fair market value thereof as of the Effective Date, which the parties have determined to be US$7,500.00.

4.       PAYMENT OF PURCHASE PRICE

4.1     The Purchase Price for the Property transferred and assigned pursuant to this Agreement shall be paid or otherwise satisfied by payment in cash or bank draft to the Vendor in the amount of US seven thousand, five hundred dollars (US$7,500.00) on the Effective Date.

5.       REPRESENTATIONS AND WARRANTIES

5.1     The Vendor hereby represents and warrants to the Purchaser that:

(a)     it has a business address at the address set forth beside its name on the first page of this Agreement;

(b)     it is the legal and beneficial owner of the Property:

(c)     it has all necessary power and authority to own or lease its assets and carry on its business as presently carried on, to carry out its obligations herein and to enter into this Agreement and any instrument referred to in or contemplated by this Agreement and to do all such acts and things as are required to be done, observed or performed by it, in accordance with the terms of this Agreement and any instrument referred to in or contemplated by this Agreement; including without limitation, the transfer of the Property to the Purchaser, and no third party consents or authorizations are required prior to the transfer of the beneficial ownership of the Property to the Purchaser; and

(d)     The facts contained in Recitals 1 to 4 herein are true;

(e)     the Vendor is resident of Canada as defined within the meaning of the Canadian Income Tax Act.

5.2     The Purchaser hereby represents and warrants to the Vendor that:

(a)     it has a business address at the address set forth beside its name on the first page of this Agreement;

(b)     it is a corporation duly incorporated, organized and subsisting under the laws of the state of Nevada with the corporate power to own its assets and to carry on its business in the jurisdiction in which the Property is located;

(c)     The facts contained in Recitals 1 to 4 herein are true;

(e)     it has all necessary power and authority to own or lease its assets and carry on its business as presently carried on, to carry out its obligations herein and to enter into this Agreement and any instrument referred to in or contemplated by this Agreement and to do all such acts and things as are required to be done, observed or performed by it, in accordance with the terms of this Agreement and any instrument referred to in or contemplated by this Agreement;

(f)     the execution, delivery and performance of this Agreement by Purchaser, and the consummation of the transactions herein contemplated will not (i) violate or conflict with any term or provision of any of the articles, by-laws or other constating documents of Dane Exploration Inc.; (ii) violate or conflict with any term or provision of any order of any court, Government or Regulatory Authority or any law or regulation of any jurisdiction in which Dane Exploration Inc.’s business is carried on; or (iii) conflict with, accelerate the performance required by or result in the breach of any agreement to which it is a party or by which it is currently bound

(g)     it is purchasing the Property for use in the course of its commercial activities;

(h)     the Purchaser is a non-resident of Canada as defined within the meaning of the Canadian Income Tax Act.

5.3     The representations and warranties set out in this paragraph 5 shall survive the completion of the transactions contemplated by this Agreement.

6.       FURTHER ASSURANCES

          The Vendor and the Purchaser shall do or cause to be done all such further acts and things and shall execute or cause to be executed all such further deeds, documents, elections and instruments as shall be reasonably necessary for the purpose of completing the transactions contemplated by this Agreement.

8.       ENUREMENT

          This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

9.       NOTICES

          All notices, directions, or other instruments required or permitted to be given to the parties hereto shall be in writing and shall be delivered to the address of the party to whom it is directed as set forth on the first page of this Agreement.

10.     MODIFICATION

          This Agreement shall not be modified or amended except by an instrument in writing signed by the parties hereto or their respective successors or assigns.

11.     GOVERNING LAW

          This Agreement shall be governed by and be construed in accordance with the laws of the Province of British Columbia and of Canada applicable therein.

12.     HEADINGS

          The headings of the clauses of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.     TIME OF ESSENCE

          Time shall be of the essence of this Agreement.

14.     COUNTERPARTS AND FACSIMILE

          This Agreement July be signed and delivered in counterparts and/or by electronic facsimile by the parties in counterparts, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have caused these presents to be executed as of the Effective Date.

Purchaser:

DANE EXPLORATION INC.

Per:	/s/ David Christie	July 22, 2010
	David Christie	Date
President

VENDOR:

Authorized Signatory

	/s/ Gerry Diakow	July 22, 2010
	Gerry Diakow	Date